EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements Nos. 33-35941, 33-43868, 33-43866, 33-45994, 33-45142, 33-54382, 33-69946, 33-75088,
333-28593 and 333-80729 on Form S-3 and Registration Statement No. 33-85154 on Form S-8, of our reports dated March 10, 2000, appearing in the Annual Report on Form 10-K of Bentley Pharmaceuticals, Inc. and subsidiaries for the year ended December 31, 1999.



/s/Deloitte & Touche LLP

Boston, Massachusetts
March 28, 2000




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